UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 14, 2002

DELL COMPUTER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-17017 (Commission File Number)	74-2487834 (I.R.S. Employer Identification No.)

807 Las Cimas Parkway, Building 2
Austin Texas 78746
(Address of principal executive offices, including zip code)

512-338-4400
(Registrant’s telephone number, including area code)

Item 7 - Financial Statements and Exhibits.
Item 9 - Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
EX-99.1 Statement of Principal Executive Officer
EX-99.2 Statement of Principal Financial Officer

The information in this Report, including the exhibits, is furnished pursuant to Item 9 of Form 8-K and, pursuant to General Instruction B.2. thereof, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in this Report, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933.

Item 7 — Financial Statements and Exhibits.

(c)	Exhibits — The following exhibits are furnished as part of this Report:

Exhibit 99.1 — Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Exhibit 99.2 — Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Item 9 — Regulation FD Disclosure.

On August 14, 2002, Michael S. Dell, Chairman and Chief Executive Officer, and James M. Schneider, Senior Vice President and Chief Financial Officer, each submitted to the Securities and Exchange Commission a sworn statement pursuant to SEC Order No. 4-460. Copies of these statements are attached hereto as Exhibits 99.1 and 99.2, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DELL COMPUTER CORPORATION

By:	/s/ Thomas B. Green Thomas B. Green, Senior Vice President — Law and Administration

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings